EXHIBIT J


FIRSTENERGY CORP. & SUB
ILLUSTRATION OF TAX ALLOCATION METHODS
PROPOSED ALLOCATION METHOD
(TAX BENEFIT OF ACQUISITION DEBT RETAINED BY FE)

                                                    2002
                                              ESTIMATED TAXABLE         TAX             ESTIMATED
                 COMPANY                           INCOME              @ 35%             CREDITS             NET TAX
------------------------------------------    -----------------    --------------      -------------       -------------
FirstEnergy Corp.                               (287,651,702)       (100,678,096)                 0        (100,678,096)
Interest Expense related to merger debt          286,500,550 *       100,275,193 *                0         100,275,193 *
FirstEnergy Service Company                       13,717,113           4,800,990                  0           4,800,990
Ohio Edison Company                              684,070,434         239,424,652        (10,067,000)        229,357,652
OES Capital, Inc.                                 14,112,634           4,939,422                  0           4,939,422
OES Ventures, Inc.                                   847,296             296,554                  0             296,554
OES Finance, Inc.                                    998,909             349,618                  0             349,618
OES Nuclear, Inc.                                    362,301             126,805                  0             126,805
Pennsylvania Power Company                       114,914,346          40,220,021                  0          40,220,021
Cleveland Electric Illuminating                  200,539,246          70,188,736        (12,158,000)         58,030,736
Centerior Funding Corporation                      3,641,970           1,274,690                  0           1,274,690
Toledo Edison Company                             16,537,859           5,788,251         (7,452,000)         (1,663,749)
Toledo Edison Capital                                 39,589              13,856                  0              13,856
FirstEnergy Properties Corp.                         281,074              98,376                  0              98,376
FirstEnergy Ventures Corp.                           289,777             101,422                  0             101,422
Bay Shore Power Company                           (8,774,544)         (3,071,090)                 0          (3,071,090)
Fiber Venture Equity, Inc.                           628,237             219,883                  0             219,883
Centerior Energy Services, Inc.                   (1,007,536)           (352,638)                 0            (352,638)
Advanced Technologies Development Corp.           (2,660,740)           (931,259)                 0            (931,259)
FirstEnergy Telecommunications Corp.                (174,908)            (61,218)                 0             (61,218)
FirstEnergy Solutions Corp.                      (55,884,827)        (19,559,689)                 0         (19,559,689)
FirstEnergy Generation Corp.                      15,086,133           5,280,147                  0           5,280,147
American Transmission Systems, Inc.               18,924,249           6,623,487                  0           6,623,487
FirstEnergy Nuclear Operating Co.                 31,086,951          10,880,433                  0          10,880,433
Marbel Energy Corporation                             66,000              23,100                  0              23,100
Northeast Ohio Natural Gas Corp                   (1,559,000)           (545,650)                 0            (545,650)
Marbel HoldCo, Inc.                               (9,400,000)         (3,290,000)           (91,000)         (3,381,000)
FE Facilities                                      4,420,470           1,547,165                  0           1,547,165
FELHC, Inc.                                           87,415              30,595                  0              30,595
GPU & Subs.                                      121,820,128          42,637,045         (3,056,000)         39,581,045
Appollo Tax Credit Fund IX                        (3,004,752)         (1,051,663)                 0          (1,051,663)
GPU Telecom                                        4,576,614           1,601,815                  0           1,601,815
GPU Advance Resources                                 53,312              18,659                  0              18,659

                                                -------------      --------------      -------------       -------------
                                                 876,984,050         306,944,419        (32,824,000)        274,120,419
                                                =============      ==============      =============       =============



                                                 POSITIVE            ALLOCATION         NET TAX
                                                  COMPANY          TO PROFITABLE         AFTER            PROFITABLE
                 COMPANY                        ALLOCATION %         COMPANIES        ALLOCATIONS          COMPANIES
------------------------------------------      ------------       -------------     --------------     ---------------
FirstEnergy Corp.                                     0.0000%                                     0                   -
Interest Expense related to merger debt               0.0000% *                0       (100,275,193)                  -
FirstEnergy Service Company                           1.1849%             (4,775)         4,796,215           4,800,990
Ohio Edison Company                                  56.6040%           (228,059)       229,129,593         229,357,652
OES Capital, Inc.                                     1.2190%             (4,911)         4,934,511           4,939,422
OES Ventures, Inc.                                    0.0732%               (295)           296,259             296,554
OES Finance, Inc.                                     0.0863%               (348)           349,270             349,618
OES Nuclear, Inc.                                     0.0313%               (126)           126,679             126,805
Pennsylvania Power Company                            9.9261%            (39,992)        40,180,029          40,220,021
Cleveland Electric Illuminating                      14.3216%            (57,702)        57,973,034          58,030,736
Centerior Funding Corporation                         0.3146%             (1,267)         1,273,423           1,274,690
Toledo Edison Company                                 0.0000%                  0         (1,663,749)                  -
Toledo Edison Capital                                 0.0034%                (14)            13,842              13,856
FirstEnergy Properties Corp.                          0.0243%                (98)            98,278              98,376
FirstEnergy Ventures Corp.                            0.0250%               (101)           101,321             101,422
Bay Shore Power Company                               0.0000%                  0         (3,071,090)                  -
Fiber Venture Equity, Inc.                            0.0000%                  0            219,883                   -
Centerior Energy Services, Inc.                       0.0000%                  0           (352,638)                  -
Advanced Technologies Development Corp.               0.0000%                  0           (931,259)                  -
FirstEnergy Telecommunications Corp.                  0.0000%                  0            (61,218)                  -
FirstEnergy Solutions Corp.                           0.0000%                  0        (19,559,689)                  -
FirstEnergy Generation Corp.                          1.3031%             (5,250)         5,274,897           5,280,147
American Transmission Systems, Inc.                   1.6346%             (6,586)         6,616,901           6,623,487
FirstEnergy Nuclear Operating Co.                     2.6852%            (10,819)        10,869,614          10,880,433
Marbel Energy Corporation                             0.0057%                (23)            23,077              23,100
Northeast Ohio Natural Gas Corp                       0.0000%                  0           (545,650)                  -
Marbel HoldCo, Inc.                                   0.0000%                  0         (3,381,000)                  -
FE Facilities                                         0.3818%             (1,538)         1,545,627           1,547,165
FELHC, Inc.                                           0.0076%                (30)            30,565              30,595
GPU & Subs.                                           9.7684%            (39,357)        39,541,688          39,581,045
Appollo Tax Credit Fund IX                            0.0000%                  0         (1,051,663)                  -
GPU Telecom                                           0.3953%             (1,593)         1,600,222           1,601,815
GPU Advance Resources                                 0.0046%                (19)            18,640              18,659

                                                 ------------       -------------     --------------     ---------------
                                                           1            (402,903)       274,120,419         405,196,588
                                                 ============       =============     ==============     ===============

* Not included in total
Notes:  Hypothetical Allocation of post-merger FE Corp. consolidated taxable income based on combined estimated consolidated 2002 taxable incomes of FE and its subsidiaries together with estimate of interest expense on Acquisition Indebtedness.

FIRSTENERGY CORP. & SUB
ILLUSTRATION OF TAX ALLOCATION METHODS



                                                                                                                    DIFFERENCE
                                                                                    TAX BENEFIT OF             BETWEEN RULE 45(C)(5)
                                                         ALLOCATION TO              ACQUISITION DEBT             ALLOCATION METHOD
                                                       PROFIT COMPANIES                RETAINED BY                 AND PROPOSED
                    Company                           UNDER RULE 45(C)(5)           FIRSTENERGY CORP.           ALLOCATION METHOD
------------------------------------------------      -------------------           -----------------         ----------------------
                                                          (COLUMN 1)                    (COLUMN 2)                   (COLUMN 2 LESS
                                                                                                                          COLUMN 1)
FirstEnergy Corp.                                                0                  (100,275,193)                      (100,275,193)
FirstEnergy Service Company                              3,608,747                     4,796,215                          1,187,468
Ohio Edison Company                                    172,400,687                   229,129,593                         56,728,906
OES Capital, Inc.                                        3,712,803                     4,934,511                          1,221,708
OES Ventures, Inc.                                         222,910                       296,259                             73,349
OES Finance, Inc.                                          262,796                       349,270                             86,474
OES Nuclear, Inc.                                           95,315                       126,679                             31,364
Pennsylvania Power Company                              30,232,082                    40,180,029                          9,947,947
Cleveland Electric Illuminating                         43,619,817                    57,973,034                         14,353,217
Centerior Funding Corporation                              958,143                     1,273,423                            315,280
Toledo Edison Company                                   (1,663,749)                   (1,663,749)                                 0
Toledo Edison Capital                                       10,415                        13,842                              3,427
FirstEnergy Properties Corp.                                73,946                        98,278                             24,332
FirstEnergy Ventures Corp.                                  76,236                       101,321                             25,085
Bay Shore Power Company                                 (3,071,090)                   (3,071,090)                                 0
Fiber Venture Equity, Inc.                                 165,279                       219,883                             54,604
Centerior Energy Services, Inc.                           (352,638)                     (352,638)                                 0
Advanced Technologies Development Corp.                   (931,259)                     (931,259)                                 0
FirstEnergy Telecommunications Corp.                       (61,218)                      (61,218)                                 0
FirstEnergy Solutions Corp.                            (19,559,689)                  (19,559,689)                                 0
FirstEnergy Generation Corp.                             3,968,915                     5,274,897                          1,305,982
American Transmission Systems, Inc.                      4,978,660                     6,616,901                          1,638,241
FirstEnergy Nuclear Operating Co.                        8,178,468                    10,869,614                          2,691,146
Marbel Energy Corporation                                   17,364                        23,077                              5,713
Northeast Ohio Natural Gas Corp                           (545,650)                     (545,650)                                 0
Marbel HoldCo, Inc.                                     (3,381,000)                   (3,381,000)                                 0
FE Facilities                                            1,162,954                     1,545,627                            382,673
FELHC, Inc.                                                 22,997                        30,565                              7,568
GPU & Subs.                                             29,751,784                    39,541,688                          9,789,904
Appollo Tax Credit Fund IX                              (1,051,663)                   (1,051,663)                                 0
GPU Telecom                                              1,204,032                     1,600,222                            396,190
GPU Advance Resources                                       14,025                        18,640                              4,615
Interest Expense related to merger debt                          0                             0                                  0
                                                      -------------                 -------------             ----------------------
                                                       274,120,419                   274,120,419                                  0
                                                      =============                 =============             ======================

     This schedule compares the allocation of a hypothetical post-merger FierstEnergy Corp. and Subsidiaries consolidated federal income tax under Rule 45(c)(5) versus the requested allocation methodology whereby FirstEnergy Corp. retains the tax benefits of interest expense on acquisition indebtedness. The underlying tax calculation information is based on combined 2002 estimated consolidated taxable incomes of FirstEnergy Corp. (including GPU) and its subsidiaries together with an estimate of interest expense on Acquisition Indebtedness.